Exhibit 10.51

GLOBALSANTAFE CORPORATION
MANAGEMENT ANNUAL INCENTIVE PLAN FOR 2003

PURPOSE AND PARTICIPANTS

The purpose of the Management Annual Incentive Plan for 2003 is to provide management employees of GlobalSantaFe Corporation and its subsidiaries with effective incentives in respect of their service during 2003. The plan does this by focusing management on and rewarding performance that is superior when evaluated against the company’s own internal performance measures and against measures of performance relative to other companies in GlobalSantaFe’s industry peer group, particularly in areas that enhance shareholder value. All management employees of GlobalSantaFe Corporation and its subsidiaries in salary grades 40 and above are eligible to participate in the plan, although such eligibility shall not create or imply any promise or other obligation of GlobalSantaFe Corporation or any of its subsidiaries or any right of any individual employee or of the collective employees of GlobalSantaFe Corporation and its subsidiaries.

THE PLAN

The Target Bonus Pool. A target bonus pool will be calculated as the sum of all the eligible participants’ target award amounts. Each participant’s target award amount will be calculated as the product of the participant’s base pay for 2003 times the target bonus percentage for his salary grade, as indicated in Table A. The resulting amounts for all participants in all eligible salary grades will be added to arrive at the pool’s base dollar amount. The total base dollar amount will then be allocated to the performance measures listed in Table B, based on the percentages listed opposite the two measures.

Performance Measures. The pool is based on two objective measures, one of which is an internal measure and one of which is a measure of performance relative to other companies in GlobalSantaFe’s industry peer group. The two measures for 2003 are: 1) consolidated operating cash flow; and 2) consolidated return on net asset value (net income relative to the fair market value of consolidated assets) compared to the company’s peers. The operating cash flow measure is targeted to comprise 70% of the total bonus pool, and the return on assets measure, 30%. A specific goal has been set for each of the two performance measures, such that exactly meeting the goal will result in authorization to pay 100% of the base dollar amount allocated to that performance measure. If the goal is not fully met, then a percentage between 0% and 100%, the exact percentage dependent on the exact amount of the shortfall, of that measure’s base amount will be authorized for bonus awards. If the goal is exceeded, then a percentage between 100% and a maximum 200%, the exact percentage dependent on the exact amount by which the goal is exceeded, of that measure’s base dollar amount will be authorized.

Determination of Individual Bonuses. At its first meeting in 2004, the Compensation Committee of the Board of Directors of GlobalSantaFe Corporation will certify the level of 2003 performance achieved under the plan’s performance measures. The appropriate multiplier for each measure, determined from Table B in the attachment, will then be applied to the base dollar amount allocated to that measure, and the resulting amounts for each measure will be added to determine the total amount authorized for bonuses from the pool.

Individual bonuses will be based on individual merit. In the instance of the five most highly-paid executive officers, 80% of their target bonus awards, as listed in Table A, are designed to be based on company performance, per the two objective performance measures described above, and 20% of their target bonus awards are designed to be based on individual achievement toward strategic goals of the company. Bonuses will be paid in cash or, at the Compensation Committee’s discretion, can be paid in shares of GlobalSantaFe Corporation common stock in lieu of cash (applicable withholding taxes being paid in cash).

RESPONSIBILITY AND AUTHORITY

The Chief Executive Officer and the Senior Vice President, Human Resources and Corporate Affairs of GlobalSantaFe Corporation will take all such actions, do all such things, make all such payments, and sign and deliver all such documents and instruments as either or both of them may at any time or from time to time deem necessary or desirable in order to implement this plan.

MANAGEMENT ANNUAL INCENTIVE PLAN FOR 2003

TABLE A

Target Bonus

Salary	Percent of
Grades	Salary
40-42 43-46 Senior Officers CEO/Chairman	35% 40% 60%-65% 100%

TABLE B

Performance	Percentage of	Factors Determining Performance
Measure	Target Bonus	Measure Multiplier (1)
Consolidated Operating Cash Flow	70%	Company Performance Performance Measure Multiplier	<=$400 million 0	$550 million 1.0	>=$700 million 2.0

Consolidated Return on Assets	30%	Company Performance vs. Peer Group (2) Performance Measure Multiplier	<=25th Pctile 0	75th Pctile 1.0	>=90th Pctile 2.0

	100%

(1)	Performance between the targets shown is based on straight-line interpolation.

(2)	Peer group companies are: Diamond Offshore Drilling, ENSCO International, Nabors Industries, Noble Drilling, Pride International, Rowan Companies, and Transocean Inc.

GLOBALSANTAFE CORPORATION
KEY EMPLOYEE ANNUAL INCENTIVE PLAN FOR 2003

PURPOSE AND PARTICIPANTS

The purpose of the Key Employee Annual Incentive Plan for 2003 is to provide management employees of GlobalSantaFe Corporation and its subsidiaries with effective incentives in respect of their service during 2003. The plan does this by focusing management on and rewarding performance that is superior when evaluated against the company’s own internal performance measures and against measures of performance relative to other companies in GlobalSantaFe’s industry peer group, particularly in areas that enhance shareholder value. All management employees of GlobalSantaFe Corporation and its subsidiaries in salary grades 34 through 39, except those employees who are participants in the ADTI and CMI Annual Incentive Plan for 2003, are eligible to participate in the plan, although such eligibility shall not create or imply any promise or other obligation of GlobalSantaFe Corporation or any of its subsidiaries or any right of any individual employee or of the collective employees of GlobalSantaFe Corporation and its subsidiaries.

THE PLAN

The Target Bonus Pool. A target bonus pool will be calculated as the sum of all the eligible participants’ target award amounts. Each participant’s target award amount will be calculated as the product of the participant’s base pay for 2003 times the target bonus percentage for his salary grade, as indicated in Table A. The resulting amounts for all participants in all eligible salary grades will be added to arrive at the pool’s base dollar amount. The total base dollar amount will then be allocated to the performance measures listed in Table B, based on the percentages listed opposite the two measures.

Performance Measures. The pool is based on two objective measures, one of which is an internal measure and one of which is a measure of performance relative to other companies in GlobalSantaFe’s industry peer group. The two measures for 2003 are: 1) consolidated operating cash flow; and 2) consolidated return on net asset value (net income relative to the fair market value of consolidated assets) compared to the company’s peers. The operating cash flow measure is targeted to comprise 70% of the total bonus pool, and the return on assets measure, 30%. A specific goal has been set for each of the two performance measures, such that exactly meeting the goal will result in authorization to pay 100% of the base dollar amount allocated to that performance measure. If the goal is not fully met, then a percentage between 0% and 100%, the exact percentage dependent on the exact amount of the shortfall, of that measure’s base amount will be authorized for bonus awards. If the goal is exceeded, then a percentage between 100% and a maximum 200%, the exact percentage dependent on the exact amount by which the goal is exceeded, of that measure’s base dollar amount will be authorized.

Determination of Individual Bonuses. At its first meeting in 2004, the Compensation Committee of the Board of Directors of GlobalSantaFe Corporation will certify the level of 2003 performance achieved under the plan’s performance measures. The appropriate multiplier for each measure, determined from Table B in the attachment, will then be applied to the base dollar amount allocated to that measure, and the resulting amounts for each measure will be added to determine the total amount authorized for bonuses from the pool.

Individual bonuses from the pool will be based on individual merit. Bonuses will be paid in cash or, at the Compensation Committee’s discretion, can be paid in shares of GlobalSantaFe Corporation common stock in lieu of cash (applicable withholding taxes being paid in cash).

RESPONSIBILITY AND AUTHORITY

The Chief Executive Officer and the Senior Vice President, Human Resources and Corporate Affairs of GlobalSantaFe Corporation will take all such actions, do all such things, make all such payments, and sign and deliver all such documents and instruments as either or both of them may at any time or from time to time deem necessary or desirable in order to implement this plan.

MAIP2003(word-aak)

KEY EMPLOYEE ANNUAL INCENTIVE PLAN FOR 2003

TABLE A

Target Bonus

Salary	Percent of
Grades	Salary
34 — 35 36 — 37 38 — 39	20% 25% 30%

TABLE B

Performance	Percentage of	Factors Determining Performance
Measure	Target Bonus	Measure Multiplier (1)
Consolidated Operating Cash Flow	70%	Company Performance Performance Measure Multiplier	<=$400 million 0	$550 million 1.0	>=$700 million 2.0

Consolidated Return on Assets	30%	Company Performance vs. Peer Group (2) Performance Measure Multiplier	<=25th Pctile 0	75th Pctile 1.0	>=90th Pctile 2.0

	100%

(1)	Performance between the targets shown is based on straight-line interpolation.

(2)	Peer group companies are: Diamond Offshore Drilling, ENSCO International, Nabors Industries, Noble Drilling, Pride international, Rowan Companies and Transocean Inc.